Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. § 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C. § 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, in connection with the Quarterly Report on Form 10-Q of GXS Worldwide, Inc. (the “Registrant”) for the quarter ended September 30, 2012, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, Director, President and Chief Executive Officer, and Executive Vice President and Chief Financial Officer, each certifies that, to his knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)
The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant as of the dates and for the periods expressed in the Report.

Date:  November 9, 2012

/s/ Robert Segert		/s/ Gregg Clevenger
Name:	Robert Segert	Name:	Gregg Clevenger
Title:	Director, President and Chief Executive	Title:	Executive Vice President & Chief Financial Officer